Putnam VT Sustainable Leaders Fund
The fund's portfolio
9/30/20 (Unaudited)

COMMON STOCKS (99.6%)(a)
	Shares	Value
Airlines (0.7%)
JetBlue Airways Corp.(NON)	492,800	$5,583,424

		5,583,424
Banks (3.1%)
Bank of America Corp.	777,500	18,729,975
First Republic Bank	74,642	8,140,457

		26,870,432
Beverages (1.0%)
Heineken NV (Netherlands)	94,931	8,436,174

		8,436,174
Biotechnology (2.9%)
Amgen, Inc.	57,700	14,665,032
Vertex Pharmaceuticals, Inc.(NON)	39,200	10,667,104

		25,332,136
Building products (1.4%)
Johnson Controls International PLC	285,500	11,662,675

		11,662,675
Capital markets (2.3%)
BlackRock, Inc.(S)	34,947	19,694,382

		19,694,382
Chemicals (4.7%)
Ecolab, Inc.	43,600	8,713,024
Koninklijke DSM NV (Netherlands)(S)	68,160	11,232,484
Linde PLC	51,900	12,358,947
Novozymes A/S Class B (Denmark)	121,704	7,655,063

		39,959,518
Commercial services and supplies (1.0%)
GFL Environmental, Inc. (Canada)(S)	405,442	8,619,697

		8,619,697
Containers and packaging (1.9%)
Avery Dennison Corp.	35,500	4,538,320
Ball Corp.	144,900	12,044,088

		16,582,408
Electric utilities (2.3%)
NextEra Energy, Inc.	36,300	10,075,428
Orsted A/S (Denmark)	69,811	9,629,372

		19,704,800
Equity real estate investment trusts (REITs) (1.7%)
American Tower Corp.(R)	33,400	8,073,782
Boston Properties, Inc.(R)	81,900	6,576,570

		14,650,352
Food and staples retail (1.9%)
Walmart, Inc.	115,000	16,089,650

		16,089,650
Food products (1.6%)
Barry Callebaut AG (Switzerland)	2,338	5,198,455
McCormick & Co., Inc. (non-voting shares)(S)	41,900	8,132,790

		13,331,245
Health-care equipment and supplies (5.5%)
Baxter International, Inc.	120,800	9,714,736
Cooper Cos., Inc. (The)	33,300	11,226,096
Danaher Corp.	123,300	26,550,189

		47,491,021
Hotels, restaurants, and leisure (3.4%)
Chipotle Mexican Grill, Inc.(NON)	11,300	14,053,923
Hilton Worldwide Holdings, Inc.	110,399	9,419,243
Vail Resorts, Inc.	25,600	5,477,632

		28,950,798
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $15) (Private) (Germany)(NON)(F)(RES)	22	19

		19
Independent power and renewable electricity producers (2.0%)
AES Corp. (The)	943,900	17,094,029

		17,094,029
Industrial conglomerates (2.3%)
Honeywell International, Inc.	57,818	9,517,421
Roper Technologies, Inc.	25,900	10,233,349

		19,750,770
Insurance (2.4%)
AXA SA (France)	570,741	10,536,068
Prudential PLC (United Kingdom)	703,020	10,036,837

		20,572,905
Interactive media and services (2.3%)
Alphabet, Inc. Class A(NON)	5,936	8,699,802
Alphabet, Inc. Class C(NON)	7,307	10,738,367

		19,438,169
Internet and direct marketing retail (6.0%)
Amazon.com, Inc.(NON)	14,295	45,011,095
Etsy, Inc.(NON)	53,551	6,513,408

		51,524,503
IT Services (5.7%)
Fidelity National Information Services, Inc.	127,300	18,739,833
Okta, Inc.(NON)	38,073	8,141,911
Snowflake, Inc. Class A(NON)(S)	9,409	2,361,659
Visa, Inc. Class A	99,000	19,797,030

		49,040,433
Leisure products (1.6%)
Hasbro, Inc.	166,500	13,772,880

		13,772,880
Life sciences tools and services (2.4%)
Thermo Fisher Scientific, Inc.	46,200	20,398,224

		20,398,224
Machinery (1.0%)
Stanley Black & Decker, Inc.	54,200	8,791,240

		8,791,240
Multi-utilities (0.5%)
Ameren Corp.(S)	57,800	4,570,824

		4,570,824
Multiline retail (1.8%)
Target Corp.	97,300	15,316,966

		15,316,966
Personal products (1.9%)
Unilever NV (Netherlands)	272,468	16,448,957

		16,448,957
Pharmaceuticals (3.4%)
AstraZeneca PLC (United Kingdom)	59,751	6,503,352
Merck & Co., Inc.	179,800	14,914,410
Roche Holding AG (Switzerland)	23,097	7,902,112

		29,319,874
Road and rail (1.3%)
Union Pacific Corp.	58,100	11,438,147

		11,438,147
Semiconductors and semiconductor equipment (5.5%)
Applied Materials, Inc.	111,300	6,616,785
ASML Holding NV (Netherlands)	32,400	11,964,348
First Solar Inc.(NON)	89,268	5,909,542
NXP Semiconductors NV	76,500	9,547,965
Texas Instruments, Inc.	92,100	13,150,959

		47,189,599
Software (14.7%)
Adobe, Inc.(NON)	50,900	24,962,887
DocuSign, Inc.(NON)	52,400	11,278,576
Microsoft Corp.	303,800	63,898,256
Salesforce.com, Inc.(NON)	73,500	18,472,020
Talend SA ADR(NON)	208,299	8,131,993

		126,743,732
Specialty retail (2.0%)
Home Depot, Inc. (The)	60,900	16,912,539

		16,912,539
Technology hardware, storage, and peripherals (6.5%)
Apple, Inc.	483,488	55,992,745

		55,992,745
Textiles, apparel, and luxury goods (0.9%)
Levi Strauss & Co. Class A(S)	599,922	8,038,955

		8,038,955

Total common stocks (cost $588,789,573)		$855,314,222

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
	Shares	Value
Becton Dickinson and Co. $3.00 cv. pfd.(S)	51,497	$2,682,994

Total convertible preferred stocks (cost $2,588,376)		$2,682,994

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	11,244	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (3.3%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.22%(AFF)	Shares	24,476,095	$24,476,095
Putnam Short Term Investment Fund Class P 0.21%(AFF)	Shares	2,766,541	2,766,541
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	140,000	140,000
U.S. Treasury Bills 0.093%, 10/27/20		$800,000	799,955
U.S. Treasury Cash Management Bills 0.104%, 12/15/20		300,000	299,934

Total short-term investments (cost $28,482,519)			$28,482,525
TOTAL INVESTMENTS

Total investments (cost $619,860,468)			$886,479,741

	FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $21,424,575) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/16/20	$2,384,787	$2,462,458	$77,671
	Barclays Bank PLC
		British Pound	Buy	12/16/20	455,708	470,580	(14,872)
	HSBC Bank USA, National Association
		British Pound	Sell	12/16/20	376,702	388,815	12,113
	JPMorgan Chase Bank N.A.
		Euro	Sell	12/16/20	9,571,923	9,688,058	116,135
	State Street Bank and Trust Co.
		Euro	Buy	12/16/20	453,799	459,692	(5,893)
	UBS AG
		Euro	Sell	12/16/20	7,860,902	7,954,972	94,070

	Unrealized appreciation						299,989

	Unrealized (depreciation)						(20,765)

	Total						$279,224
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2020 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $858,947,170.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $19, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$13,830,336	$283,152,650	$272,506,891	$161,452	$24,476,095
	Putnam Short Term Investment Fund**	12,024,111	121,238,139	130,495,709	82,980	2,766,541

	Total Short-term investments	$25,854,447	$404,390,789	$403,002,600	$244,432	$27,242,636
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $24,476,095, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $24,178,027.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $19,823 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $102,646 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $20,765 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$19,438,169	$—	$—
Consumer discretionary	134,516,641	—	19
Consumer staples	24,222,440	30,083,586	—
Financials	46,564,814	20,572,905	—
Health care	108,135,791	14,405,464	—
Industrials	65,845,953	—	—
Information technology	278,966,509	—	—
Materials	37,654,379	18,887,547	—
Real estate	14,650,352	—	—
Utilities	31,740,281	9,629,372	—

Total common stocks	761,735,329	93,578,874	19
Convertible preferred stocks	—	2,682,994	—
Warrants	—	—	—
Short-term investments	2,906,541	25,575,984	—

Totals by level	$764,641,870	$121,837,852	$19
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$279,224	$—

Totals by level	$—	$279,224	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$23,100,000
Warrants (number of warrants)	11,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com